UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 29, 2013

Axesstel, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-32160	91-1982205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6815 Flanders Drive, Suite 210, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 625-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 29, 2013, the following proposals were submitted to a vote at our annual meeting of stockholders:

1.	to elect five persons as directors of our company for a one-year term, or until their successors are duly elected and qualified;

2.	to ratify the adoption of the Axesstel, Inc. 2013 Equity Incentive Plan;

3.	to ratify the selection of Gumbiner Savett, Inc., as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

4.	to approve, on an advisory basis, the compensation paid to our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC; and

5.	to recommend, on an advisory basis, of the frequency of our stockholder advisory vote on executive compensation—every year, 2 years or 3 years.

The proposals are more fully described in our proxy statement that was delivered to our stockholders entitled to notice of and to vote at our annual meeting of stockholders. A copy of the proxy statement was also filed with the SEC on April 30, 2013.

The results of the final voting on each proposal were as follows:

Proposal 1 - Election of directors:

Our stockholders elected each of Mark Fruehan, Richard M. Gozia, Patrick Gray, Osmo Hautanen and H. Clark Hickock to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. Votes cast were as follows:

Director	Votes For	Withheld	Broker Non-Votes
Mark Fruehan	5,127,796	42,915	15,485,306
Richard M. Gozia	5,127,796	42,915	15,485,306
Patrick Gray	5,127,796	42,915	15,485,306
Osmo Hautanen	5,127,796	42,915	15,485,306
H. Clark Hickock	5,127,796	42,915	15,485,306

Proposal 2 - Ratification of the adoption of the Axesstel, Inc. 2013 Equity Incentive Plan:

Our stockholders ratified the adoption of the Axesstel, Inc. 2013 Equity Incentive Plan. Votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
4,984,507	174,968	11,236	15,485,306

Proposal 3 - Ratification of the selection of independent registered public accounting firm:

Our stockholders ratified the selection of Gumber Savett, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2013. Votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
20,582,593	23,210	50,214	—

Proposal 4 - Approval of compensation paid to named executive officers:

Our stockholders approved, on an advisory basis, the compensation paid to our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC. Votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
4,985,151	175,499	10,061	15,485,306

Proposal 5 - Recommendation on frequency of stockholder advisory vote on executive compensation:

Our stockholders recommended, on an advisory basis, that we hold our stockholder advisory vote on executive compensation every 3 years. Votes cast were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
210,606	1,420,114	3,526,786	13,805	15,484,706

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axesstel, Inc.

By:	/s/ Patrick Gray
Patrick Gray
Chief Financial Officer

Date: August 1, 2013